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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-41360, No. 33-57609, No. 33-57607, No. 33-45564, No. 333-27783 and No 333-92175) and on Form
S-3 (No. 33-54747 and No. 33-65293).

/s/  ARTHUR ANDERSEN LLP

St. Louis, Missouri
December 13, 1999

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